Exhibit 99.1

MICROSTRATEGY INCORPORATED

PERFORMANCE INCENTIVE PLAN

1. Purpose. This MicroStrategy Incorporated Performance Incentive Plan (the “Plan”) is intended to help motivate and retain certain key employees of MicroStrategy Incorporated, a Delaware corporation (“MicroStrategy”), and any entities in which MicroStrategy may, from time to time, own a direct or indirect controlling interest (such entities together with MicroStrategy, collectively, the “Company”). Any awards made under this Plan are made in addition to any other compensation arrangements that the Company may determine, including awards made pursuant to other cash bonus plans.

2. Certain Definitions. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise:

“162(m) Award” means an Award made under the Plan that the Company intends to qualify as performance based-compensation under Code Section 162(m).

“Applicable Administrator” means (i) the Compensation Committee with respect to any 162(m) Award or any Award granted to the CEO or (ii) the CEO, with respect to any other Award.

“Award” means the right granted by the Applicable Administrator to a Participant to receive a cash amount that is calculated and paid pursuant to terms and conditions set by the Applicable Administrator with respect to such Award, subject to the terms and conditions of the Plan.

“Award Notice” has the meaning set forth in Section 5.2 of the Plan.

“Bonus Amount” means the amount that a Participant is eligible to be paid with respect to an Award, which amount is determined by the Applicable Administrator on the Determination Date by multiplying the Bonus Percentage applicable to such Award by the Core Operating Income for the Performance Period applicable to such Award (or in the case of a Fixed Bonus Award, the amount established pursuant to Section 5.5 hereof), subject in each case to (i) the Participant’s satisfaction of the Service Requirement, (ii) any adjustment pursuant to Section 5.4 or Section 7.2 of the Plan and (iii) the Applicable Administrator’s discretion to determine a lesser amount in accordance with Sections 7.3 and 9 of the Plan.

“Bonus Percentage” means the percentage established by the Applicable Administrator pursuant to Section 5.4.

“CEO” means the Chief Executive Officer of MicroStrategy.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Code Section” means a section of the Code and the regulations and guidance issued thereunder.

“Company” has the meaning set forth in Section 1 of the Plan.

“Compensation Committee” means the Compensation Committee of the Board of Directors of MicroStrategy.

“Continuously Employed” means, with respect to a Participant and a time period, that the Participant has been at all times during such period an employee or officer of, or consultant or advisor to, the Company, provided, however, that the Participant shall not be deemed to have ceased being Continuously Employed for any time during which the Participant takes a leave of absence permitted under Company policy or takes a leave of absence that is approved, with respect to a 162(m) Award, by the Compensation Committee of the Company, or, with respect to any other Award, by the CEO, including sick leave, military leave, or any other personal leave.

“Continuous Employment Requirement” means, with respect to an Award granted to a Participant, that such Participant has been Continuously Employed from the grant date of the Award through the third anniversary of the last day of the applicable Reference Year for such Award.

“Core Operating Income” means income from continuing operations before financing and other income and income taxes of MicroStrategy’s consolidated core business intelligence business unit (i.e., MicroStrategy’s consolidated business intelligence software and services business unit), as calculated in accordance with United States generally accepted accounting principles and shown in MicroStrategy’s Consolidated Statements of Operations by business unit for the applicable Performance Period, which excludes any amounts that are attributable to the Angel.com business. Core Operating Income may be adjusted by the Applicable Administrator with respect to a particular Award as set forth in Section 5.4.

“Determination Date” has the meaning set forth in Section 7.1 of the Plan.

“Effective Date” has the meaning set forth in Section 11.7 of the Plan.

“Fixed Bonus Award” has the meaning set forth in Section 5.5 of the Plan.

“MicroStrategy” has the meaning set forth in Section 1 of the Plan.

“Participant” means each employee of the Company that satisfies the eligibility requirements set forth in Section 4 of the Plan.

“Payment Date” has the meaning set forth in Section 8 of the Plan.

“Performance Period” means the time period for which a Participant’s performance is measured for purposes of an Award granted to such Participant. Each Performance Period shall consist of one fiscal year of the Company, unless otherwise determined by the Applicable Administrator at the time of the grant of the Award, and shall be set forth in the Award Notice pertaining to the particular Award.

“Qualifying Retirement” means a Participant’s voluntary termination of employment with the Company that satisfies each of the following three conditions:

(a)	the Participant provides at least six (6) months advance written notice (“Retirement Notice”) to the CEO of the effective date of such voluntary termination (the “Retirement Effective Date”);

(b)	the Participant has been Continuously Employed for a period of at least ten (10) years immediately prior to the Retirement Notice; and

(c)	the sum of the following equals or exceeds seventy-five (75):

(x)	the Participant’s age, at the time of Retirement Effective Date, in years rounded down to the nearest whole number of years, plus

(y)	the number of years that the Participant has been Continuously Employed on the Retirement Effective Date, rounded down to the nearest whole number, plus

(z)	one (1) but if and only if the sum of the number of months (rounded down to the nearest whole number) following the Participant’s most recent birthday and the number of months (rounded down to the nearest whole number) following the most recent anniversary of the date on which the Participant began to be Continuously Employed, each measured as of the Retirement Effective Date, equals or exceeds twelve (12) months.

Example: A Participant provided the CEO advance written notice on June 30 of the Participant’s intention to retire on December 31 of that year. At December 31 (the Retirement Effective Date), the Participant will be aged 57 years, 7 months and 4 days and will have been Continuously Employed by the Company for a period of 17 years, 6 months and 6 days. The requirements of clauses (a) and (b) above with respect to the voluntary termination of the Participant’s employment are satisfied. To determine whether the voluntary termination of the Participant’s employment also meets the requirement in clause (c) above, we add 57 (age in years rounded down to the nearest whole number of years) plus 17 (number of years that the Participant has been Continuously Employed by the Company rounded down to the nearest whole number of years) plus 1 (number of months following the Participant’s most recent birthday rounded down to the nearest whole number (7), plus number of months following most recent anniversary of the date on which the Participant began to be Continuously Employed rounded down to the nearest whole number (6) equals 13 which is greater than 12, resulting in 1 being added to the calculation), which equals 75. Since the requirements set forth in each of the clauses (a), (b) and (c) above are met, this Participant’s voluntary termination of employment is a Qualifying Retirement.

“Reference Year” has the meaning set forth in Section 5.3 of the Plan.

“Retirement Effective Date” has the meaning set forth in clause (a) of the definition of the term “Qualifying Retirement”.

“Retirement Notice” has the meaning set forth in clause (a) of the definition of the term “Qualifying Retirement”.

“Section 409A” means Code Section 409A and the guidance issued thereunder.

“Service Requirement” means, with respect to a particular Award granted to a Participant, either (i) the Participant satisfying the Continuous Employment Requirement or (ii) the occurrence of a Special Separation Event if such an event occurs prior to such Participant satisfying the Continuous Employment Requirement.

“Special Separation Event” means the death, disability (within the meaning of Code Section 409A(a)(2)(C)) or Qualifying Retirement of a Participant.

3. Administration.

3.1 Administration of Awards. The Plan and the Awards granted under the Plan will be administered by the Applicable Administrator. Subject to the terms and conditions of the Plan, the Applicable Administrator will determine the recipients, timing, and amounts of Awards to be granted under the Plan and the other terms and conditions of Awards, in each case in the sole discretion of such Applicable Administrator. The terms and conditions of the grants of Awards need not be the same with respect to each Participant or with respect to each Award. Each Award shall be administered by the Applicable Administrator who grants such Award, provided that no Participant may administer his or her own Award.

3.2 Rules and Incorporation. Subject to the provisions of the Plan, the Applicable Administrator will establish such rules and regulations as such Applicable Administrator deems necessary or advisable for the proper administration of the Plan with respect to each Participant whose Award is administered by such Applicable Administrator, and will make determinations and will take such other actions in connection with or in relation to accomplishing the objectives of the Plan as such Applicable Administrator deems necessary or advisable. Each determination or other action made or taken by the Applicable Administrator pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder will be final and conclusive for all purposes with respect to the Company and each Participant whose Award is administered by such Applicable Administrator, and any former Participant under the Plan whose Award is administered by such Applicable Administrator, as well as their respective successors in interest.

4. Eligibility for Participation. Eligibility for participation under the Plan shall be limited to employees of the Company. The fact that an employee is eligible to participate under the Plan with respect to any Performance Period does not mean that he or she will be granted an Award with respect to any, every or additional Performance Period.

5. Grant of Awards.

5.1 Timing of Grants. The Applicable Administrator may, from time to time and in the sole discretion of the Applicable Administrator, grant an Award to any Participant under the Plan; provided that the Compensation Committee shall grant any 162(m) Awards no later than 90 days after the beginning of the applicable Performance Period in accordance with Code Section 162(m) (or within such shorter period required by Code Section 162(m) with respect to a Performance Period that is less than one year in length).

5.2 Documentation. An Award shall be evidenced by a written instrument in substantially the form attached hereto as Exhibit A (an “Award Notice”).

5.3 Performance Period. Each Award shall be granted with a Performance Period that is a full MicroStrategy fiscal year or such shorter period within one MicroStrategy fiscal year as the Applicable Administrator shall determine (each such full fiscal year or the fiscal year within which such shorter period is established, a “Reference Year”), beginning with the fiscal year ended December 31, 2009.

5.4 Establishment of Bonus Percentage. Upon the grant of an Award other than a Fixed Bonus Award, the Applicable Administrator shall establish in writing a Bonus Percentage with respect to the Performance Period applicable to such Award. The Applicable Administrator shall have the right to establish different Bonus Percentages for different Participants.

When the Applicable Administrator establishes the Bonus Percentage applicable to an Award, the Applicable Administrator may, as it deems appropriate, adopt specific, objective rules to adjust Core Operating Income to take into account any one or more of the following: (i) unusual or one-time items, (ii) the cumulative effects of changes in accounting principles, (iii) the writedown of any asset, (iv) charges for restructuring and rationalization programs; (v) fluctuations in currency exchange rates, including by establishing performance goals based on fixed exchange rates during the Performance Period, (vi) disposals of business segments or (vii) acquisitions or dispositions.

5.5 Fixed Bonus Awards. At the time of the grant of an Award other than a 162(m) Award, the Applicable Administrator may elect to establish a fixed cash bonus amount in lieu of a Bonus Percentage with respect to such Award (a “Fixed Bonus Award”). Such fixed cash bonus amount shall be deemed the Bonus Amount with respect to a Fixed Bonus Award. Any Bonus Amount that is established pursuant to this Section 5.5 shall remain subject to Sections 7.2, 7.3, 8, 9 and 10 hereof, as well as the $1,500,000 limit in Section 7.1.

6. Service Requirement. A Participant shall not be eligible to receive any Bonus Amount with respect to an Award unless the Service Requirement has been satisfied by the Participant with respect to such Award.

7. Determination of Bonus Amount.

7.1 Determination Date and Method. Within 90 days after the end of the applicable Reference Year (the date of each such determination, a “Determination Date”), the Applicable Administrator shall, for each Participant who was granted an Award with respect to such Reference Year other than a Fixed Bonus Award, determine the Bonus Amount that each such Participant will be eligible to be paid by multiplying the Bonus Percentage of such Award by the Core Operating Income for the applicable Performance Period of such Award, but the calculation and payment of such Bonus Amount shall in all cases remain subject to Sections 5.4, 7.2, 7.3, 8, 9 and 10 hereof. In no event shall the total amount paid under the Plan to a single Participant in any fiscal year exceed $1,500,000 in the aggregate. To the extent that calculation or establishment of any Bonus Amount would result in a Participant being eligible to receive an amount greater than $1,500,000, in the aggregate, in any fiscal year under the Plan, such calculation or establishment shall be disregarded and instead the total amount such Participant shall be eligible to receive under the Plan in such fiscal year shall be deemed to be $1,500,000, subject to Sections 7.3, 8, 9 and 10 hereof.

7.2 Effect of Special Separation Event on Determination of Bonus Amount. If an Award has been granted to a Participant and a Special Separation Event occurs with respect to such Participant, the following provisions shall apply:

(a)	If the Special Separation Event occurs prior to the end of the Performance Period pertaining to such Award, such Participant shall be eligible to receive a pro rata share of the Bonus Amount pertaining to such Award based on the number of months of Participant’s employment with respect to such Performance Period, rounded down to the nearest whole month.

(b)	If the Special Separation Event occurs after the end of the Performance Period pertaining to such Award, but prior to the Payment Date (as defined below) with respect to the Reference Year applicable to such Award, the Participant shall be eligible to receive the full Bonus Amount pertaining to such Award.

Example: A Participant has received three Awards, each for a Performance Period of one year:

•	one Award with respect to the year ending December 31, 2010,

•	one Award with respect to the year ending December 31, 2011, and

•	one Award with respect to the year ending December 31, 2012.

On June 30, 2012, the Participant dies. In such event, the Participant will be eligible to receive the full Bonus Amount relating to the Awards with respect to the years ended December 31, 2010 and December 31, 2011, as his death occurred after the end of the Performance Periods for those Awards, with payment to be made on the Payment Date applicable to each of those Awards (within 31 days after December 31, 2013 and December 31, 2014, respectively). Since his death occurred during the Performance Period for the Award with respect to the year ending December 31, 2012, he is eligible to receive a pro rata share of the Bonus Amount pertaining to that Award. Since he died having been employed for six months of the twelve month Performance Period, he will be eligible to receive one-half of the Bonus Amount on the Payment Date for that Award (within 31 days after December 31, 2015).

7.3 Negative Discretion of Applicable Administrator. The Applicable Administrator may, in the sole discretion of the Applicable Administrator, determine a Bonus Amount for any Participant that is less than the amount calculated in accordance with Section 7.1 or established pursuant to Section 5.5, as applicable, with respect to such Participant. Upon the exercise of any such discretion, the Bonus Amount for which the Participant is eligible to be paid shall be deemed to be the lesser amount so determined by the Applicable Administrator notwithstanding the calculation set forth in Section 7.1 or the amount established pursuant to Section 5.5, as applicable. The Applicable Administrator shall determine whether or not to exercise such discretion to reduce the amount to be paid to a Participant as the Bonus Amount with respect to a Fixed Bonus Award from the amount established pursuant to Section 5.5 within 90 days following the end of the Reference Year. With respect to Awards other than Fixed Bonus Awards, the Applicable Administrator shall determine whether or not to exercise such discretion to reduce the amount to be paid to a Participant as the Bonus Amount from the amount calculated pursuant to Section 7.1 no later than the applicable Determination Date.

8. Payment of Bonus Amount. After the Applicable Administrator determines a Bonus Amount for a Participant, the Company shall make a single lump-sum cash payment to the Participant equal to the Bonus Amount on or before the 31st day (that is, on or before January 31) after the third anniversary of the last day of the applicable Reference Year (a “Payment Date”). For any Participant who takes more than ninety (90) cumulative days of personal leave (excluding all vacation leave taken under standard Company vacation policies after the grant of an Award to such Participant for purposes of this calculation) during the period from the time of the grant of the Award until the third anniversary of the last day of the applicable Reference Year, the applicable Payment Date shall be extended one quarter for each 90-day increment of personal leave. If the Company determines that it is obligated to withhold any taxes in connection with any payments made pursuant to this Plan, the Company may withhold such taxes from wages, other remuneration or other payments made to a Participant to the extent permitted by law. All Bonus Amounts and payment of Bonus Amounts shall be subject to Sections 6 and 7 hereof and subject to recoupment pursuant to Section 9 below.

Example: Assume that a Participant has been granted an Award with the Reference Year being the year ending December 31, 2012. In that case, the Applicable Administrator will use the Bonus Percentage applicable to such Participant’s Award to calculate the Bonus Amount for such Participant for such Reference Year, and will determine whether or not to reduce the Bonus Amount so calculated pursuant to the discretion granted in Section 7.3, on or before March 31, 2013. If the individual was Continuously Employed from the time of the grant of the Award through December 31, 2015 (the third anniversary of the last day of the applicable Reference Year), and all other conditions and requirements of the Plan are satisfied, then the individual will be entitled to be paid a Bonus Amount (calculated pursuant to the provisions set forth in the Plan) with respect to such Award on or before January 31, 2016 (the 31st day after the third anniversary of the last day of the applicable Reference Year).

9. Clawback.

9.1 Fraud or Misconduct. If the Applicable Administrator determines a Participant has engaged in fraud or misconduct, (i) the Applicable Administrator shall have the right, to the extent permitted by law, to reduce such Bonus Amount in whole or in part if such Bonus Amount has been determined but not yet paid to such Participant as the Applicable Administrator deems appropriate in the Applicable Administrator’s sole discretion and (ii) the Company shall have the right, to the extent permitted by law, to recoup from such Participant all or any portion of such Bonus Amount previously paid to such Participant as the Applicable Administrator deems appropriate in the Applicable Administrator’s sole discretion.

9.2 Financial Restatements. If (i) the Company experiences a financial restatement, (ii) a previously determined Bonus Amount with respect to an Award is greater than it would be if such Bonus Amount were determined based upon the restated financial statements, and (iii) such Bonus Amount has not yet been paid to such Participant, then the Applicable Administrator shall have the right, to the extent permitted by law, to reduce such Bonus Amount in whole or in part as the Applicable Administrator deems appropriate in the Applicable Administrator’s sole discretion.

10. Termination of Award. Notwithstanding anything to the contrary herein, an Award granted to a Participant shall automatically terminate upon the first date on which the Participant ceases to be Continuously Employed if the Service Requirement with respect to such Award is not satisfied by the Participant at the time of such cessation.

11. General Provisions.

11.1 Non-Assignability. No Participant shall have the power or right to transfer, assign, mortgage, or otherwise encumber his or her interest under this Plan; nor shall such interest be subject to seizure for the payment of a Participant’s debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of a Participant’s bankruptcy, insolvency, divorce or separation. This Plan shall be binding upon and shall inure to the benefit of the Company and its successors and assigns.

11.2 Amendment and Termination of this Plan. This Plan may be amended, modified or terminated by the Compensation Committee at any time. Notwithstanding the foregoing, no amendment shall be effective without the approval of the Compensation Committee or MicroStrategy’s stockholders if such approval is necessary to comply with Code Section 162(m). After termination of the Plan, the Company shall, subject to the satisfaction of the other conditions of the Plan, be obligated to pay Bonus Amounts that may become payable pursuant to any Awards then outstanding; however no new Awards shall be made.

11.3 Employment Rights. The adoption of this Plan does not confer upon any Participant any right to continued employment with or service to the Company or interfere in any way with the right of the Company to terminate the Participant’s employment or service at any time.

11.4 Unfunded, Unsecured Obligation. This Plan shall at all times be entirely unfunded and no provisions shall at any time be made with respect to segregating assets of the Company for payment of any benefits hereunder. Additionally, nothing contained herein shall be construed as giving a Participant, his or her beneficiary, or any other person, any equity or other interest of any kind in any assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person. As to any claim for any unpaid amounts under this Plan, a Participant, his or her beneficiary, and any other person having a claim for payment shall be unsecured creditors.

11.5 Governing Law. The provisions of this Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Virginia (excluding the conflict of laws provisions thereof). It is the intent of the Company that the Plan and 162(m) Awards under the Plan satisfy any applicable requirements of Code Section 162(m). Any provision, application or interpretation of the Plan inconsistent with this intent shall be disregarded.

11.6 Section 409A. This Plan and the payments made hereunder are intended to be exempt from or comply with the requirements of Section 409A. It is intended that each payment under the Plan shall be treated as a “separate payment” for purposes of Section 409A. Neither the Company nor any Participant shall have the right to accelerate or defer delivery of any payments that may be made under the Plan except to the extent specifically permitted or required under Section 409A. If a payment is made under the Plan on account of the Participant’s “separation from service” with the Company (including a Qualifying Retirement) (as determined under 409A), then (i) to the extent that the Participant is not a “specified employee” within the meaning of Section 409A, the payment shall be made at the time and in the manner set forth in the Plan and (ii) to the extent that the Participant is a “specified employee”, the payment shall be made no earlier than six months and one day following the date of the Participant’s separation from service with the Company. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any related person or otherwise if the Plan or the payments made hereunder are not so exempt or compliant.

11.7 Effective Date. This Plan is effective on March 30, 2010 (the “Effective Date”), provided that any grant of a 162(m) Award made under this Plan shall be subject to approval of the applicable material terms of such grant that are required to be approved by MicroStrategy’s stockholders under Code Section 162(m) in order for payments under such Award to be eligible to qualify as performance-based compensation under Code Section 162(m), to the extent not already so approved. The Plan will continue until terminated by the Compensation Committee.

EXHIBIT A

MICROSTRATEGY INCORPORATED

PERFORMANCE INCENTIVE PLAN

AWARD NOTICE

Capitalized terms in this Award Notice shall have the same meanings ascribed to such terms in the MicroStrategy Incorporated Performance Incentive Plan (the “Plan”).

Participant:	«FirstName» «LastName»

Address:	«Address1»
«Address2»
«City», «State» «Zip»

Certain Award Terms:

Reference Year: Fiscal year ending/ed December 31,

Performance Period (if other than full Reference Year):

Bonus Percentage (or Bonus Amount, if a Fixed Bonus Award):

Payment Date: Between January 1,              and January 31,

You have been selected to participate in the MicroStrategy Incorporated Performance Incentive Plan for the Performance Period set forth above, on the terms and subject to the conditions of the Plan. A copy of the Plan is provided with this Award Notice as Appendix 1.

This Award Notice does not confer upon you any right to continued employment with or service to the Company or interfere in any way with the right of the Company to terminate your employment or service at any time.

The Plan together with this Award Notice constitute the entire agreement of the parties with respect to this Award and supersede in their entirety all prior undertakings and agreements of the Company and you with respect to the subject matter hereof.

IN WITNESS HEREOF, the Company has caused this Award Notice to be executed by its duly authorized officer.

MICROSTRATEGY INCORPORATED

By:
Name:
Title:

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing Award Notice and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receiving a copy of the Plan. The undersigned has reviewed the Plan and this Award Notice in their entirety, and fully understands all provisions of the Plan and this Award Notice. The undersigned hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions relating to the Plan and Award Notice.

PARTICIPANT:

Signature

Print Name

CONSENT OF SPOUSE

The undersigned spouse of Participant has read and hereby approves the terms and conditions of the Plan and this Award Notice. In consideration of the Company’s selecting his or her spouse for participation in the Plan, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Award Notice and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment under the Plan or this Award Notice.

SPOUSE OF PARTICIPANT:

Signature

Print Name

Appendix 1